                                                                     EXHIBIT 24

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby appoint Mike DeFabis and Doug Carolan, or either of them, attorney for the undersigned and in the name of and on behalf of the undersigned to sign a Registration Statement on Form S-4 of Associated Wholesale Grocers Group, Inc., together with any and all amendments which might be required from time to time with respect thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, with respect to the registration with the Securities and Exchange Commission of shares of common stock, $.01 par value, of Associated Wholesale Grocers Group, Inc., in connection with an Agreement and Plan of Merger by and among Associated Wholesale Grocers Group, Inc., Associated Wholesale Grocers, Inc. and AWG Merger Corp., with full power and authority in either of said attorneys to do and perform in the name of and on behalf of the undersigned every act whatsoever necessary or desirable to be done in connection therewith as fully and to all intents and purposes as the undersigned might or could do in person.

  Executed this 20th day of August, 1996.

                                                  /s/ J. Fred Ball
                                          _____________________________________
                                                      J. Fred Ball

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby appoint Mike DeFabis and Doug Carolan, or either of them, attorney for the undersigned and in the name of and on behalf of the undersigned to sign a Registration Statement on Form S-4 of Associated Wholesale Grocers Group, Inc., together with any and all amendments which might be required from time to time with respect thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, with respect to the registration with the Securities and Exchange Commission of shares of common stock, $.01 par value, of Associated Wholesale Grocers Group, Inc., in connection with an Agreement and Plan of Merger by and among Associated Wholesale Grocers Group, Inc., Associated Wholesale Grocers, Inc. and AWG Merger Corp., with full power and authority in either of said attorneys to do and perform in the name of and on behalf of the undersigned every act whatsoever necessary or desirable to be done in connection therewith as fully and to all intents and purposes as the undersigned might or could do in person.

     Executed this 20th day of August, 1996.


                                                       /s/ Donald Woods, Jr.
                                                   -----------------------------
                                                   Donald Woods, Jr.

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby appoint Mike DeFabis and Doug Carolan, or either of them, attorney for the undersigned and in the name of and on behalf of the undersigned to sign a Registration Statement on Form S-4 of Associated Wholesale Grocers Group, Inc., together with any and all amendments which might be required from time to time with respect thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, with respect to the registration with the Securities and Exchange Commission of shares of common stock, $.01 par value, of Associated Wholesale Grocers Group, Inc., in connection with an Agreement and Plan of Merger by and among Associated Wholesale Grocers Group, Inc., Associated Wholesale Grocers, Inc. and AWG Merger Corp., with full power and authority in either of said attorneys to do and perform in the name of and on behalf of the undersigned every act whatsoever necessary or desirable to be done in connection therewith as fully and to all intents and purposes as the undersigned might or could do in person.

     Executed this 20th day of August, 1996.


                                               /s/ James Queen
                                            ----------------------------------
                                            James Queen